UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2019, Lexington Realty Trust, or the Trust, announced that its Board of Trustees, following discussion with the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, made the following appointments effective immediately: (1) Patrick Carroll, the Trust’s Executive Vice President, Chief Financial Officer and Treasurer, was appointed Chief Risk Officer of the Trust and will continue as an Executive Vice President, (2) Beth Boulerice, the Trust’s Executive Vice President and Chief Accounting Officer, was appointed Chief Financial Officer and Treasurer of the Trust and will continue as an Executive Vice President of the Trust, and (3) Mark Cherone was appointed Chief Accounting Officer of the Trust. Prior to joining Lexington, Mr. Cherone, age 37, was Corporate Controller for Brandywine Realty Trust since 2012.

Effective as of such appointments, (1) Mr. Carroll’s annual base salary was reduced from $425,000 to $325,000, and (2) Ms. Boulerice’s annual base salary was increased to $365,000. Mr. Carroll and Ms. Boulerice will continue to participate in the Trust’s Executive Severance Plan.

Mr. Cherone has no family relationships with any trustee, director, executive officer or person nominated or chosen to become a trustee, director or executive officer of the Trust or the Partnership. Mr. Cherone is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

A copy of the Trust’s press release, dated March 25, 2019, relating to these events is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, issued March 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: March 27, 2019	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary